ING Investors Trust

ING American Funds International Growth and Income Portfolio

ING American Funds Global Growth and Income Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated November 1, 2013

to the Portfolios’ Prospectus, Summary Prospectuses, and

Statement of Additional Information

each dated April 30, 2013

On September 12, 2013, the Portfolios’ Board of Trustees approved a proposal to liquidate the Portfolios. The proposed liquidations are subject to approval by the shareholders of each Portfolio. A proxy statement detailing the proposed liquidations is expected to be mailed to the Portfolios’ shareholders on or about December 6, 2013, and a shareholder meeting for the proposed liquidation is scheduled to be held on or about January 16, 2014. Each Portfolio will notify its shareholders if shareholder approval of its proposed liquidation is not obtained. If shareholder approval of each proposed liquidation is obtained, it is expected that the liquidations will take place on or about February 7, 2014. You will be receiving an additional communication from the Portfolios explaining the liquidations as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE